Rule 497(d)
                              FT 245

                     REIT Growth & Income Trust, 1998 Series

                  Supplement to the Prospectus dated March 25, 1998

Notwithstanding anything to the contrary in the Prospectus, investors may use redemption proceeds from FT 231 to purchase currently available Units of the Trust without a sales charge. Broker-dealers who sell Units without a sales charge are not eligible to receive a concession on such sales.

December 7, 1998